Exhibit 10.1

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July     , 2009, by and among KILROY REALTY, L.P., a Delaware limited partnership (the “Borrower”), KILROY REALTY CORPORATION, as Guarantor (the “Guarantor”), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., COMMERZBANK AG and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agents, J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and KEYBANK NATIONAL ASSOCIATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, the Borrower and the Banks have entered into the Fourth Amended and Restated Revolving Credit Agreement, as of October 22, 2004, as amended by Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of June 30, 2005, and by Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of April 26, 2006 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Certain Requirements for the Unencumbered Asset Pool. Section 5.20(a) is hereby deleted and the following substituted therefore:

(a) At any time when the ratio of Unencumbered Asset Pool Net Operating Cash Flow to Unsecured Debt Service is 3.5:1.0 or less (determined on a quarterly basis in accordance with Section 5.8(f)), the Real Property Assets in the Unencumbered Asset Pool shall be on average during any consecutive twelve-month period (tested quarterly) at least 85% leased to tenants.

3. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the “Effective Date”).

4. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit

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Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.

5. Entire Agreement. This Amendment, together with a fee letter, dated as of even date herewith, between the Borrower and the Administrative Agent, constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby, shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

BORROWER:	KILROY REALTY, L.P., a Delaware limited partnership

	By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:
Name:
Title:

By:
Name:
Title:

FOR PURPOSES OF AGREEING TO BE BOUND BY THE PROVISIONS OF THIS AMENDMENT:

KILROY REALTY CORPORATION

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK AND GRAND CAYMAN BRANCHES

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

UNION BANK OF CALIFORNIA

By:
Name:
Title:

U.S. BANK

By:
Name:
Title:

BANK OF THE WEST

By:
Name:
Title:

EMIGRANT BANK

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:
Name:
Title:

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

CATHAY UNITED BANK

By:
Name:
Title:

CHEVY CHASE BANK

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title: